EXHIBIT 10.5

                    CHINAGROWTH NORTH ACQUISITION CORPORATION




                                                               ________ __, 2006

Global Vestor Capital Partners, LLC
1818 Canggong Road, Fengxian
Shanghai Chemical Industry Park
Shanghai, China 201417


Gentlemen:

         This letter will confirm our agreement that, commencing on the effective date ("Effective Date") of the registration statement for the initial public offering ("IPO") of the securities of ChinaGrowth North Acquisition Corporation ("ChinaGrowth North") and continuing until the earlier of the consummation by ChinaGrowth North of a "Business Combination" or ChinaGrowth North's liquidation (as described in ChinaGrowth North's IPO prospectus) (the "Termination Date"), Global Vestor Capital Partners, LLC shall make available to ChinaGrowth North certain office space, utilities, administrative, technology and secretarial services as may be required by ChinaGrowth North from time to time. In exchange therefor, ChinaGrowth North shall pay Global Vestor Capital Partners, LLC up to $7,500 per month on the Effective Date and continuing monthly thereafter until the Termination Date.

                                      Very truly yours,


                                      CHINAGROWTH NORTH
                                       ACQUISITION CORPORATION



                                      By: ________________________________
                                          Name:
                                          Title:

AGREED TO AND ACCEPTED BY:

GLOBAL VESTOR CAPITAL PARTNERS, LLC


By: _____________________________
    Name:
    Title: